                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [X]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [ ]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                                Winthrop Focus Funds
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                            WINTHROP FOCUS FUNDS



                                                      December 12, 1995


Dear Shareholder:

            You are cordially invited to attend a Special Meeting of Shareholders ("Special Meeting") of the Winthrop Focus Funds ("Winthrop") at 10:00 A.M., New York time on February 7, 1996 at the offices of Donaldson, Lufkin & Jenrette Securities Corporation (the "Distributor"), 140 Broadway, 39th Floor, New York, New York 10005.

            The Board of Trustees of Winthrop (the "Board") have determined that it is in the best interest of Winthrop (currently comprised of five separate portfolios or "Funds", the Growth Fund, the Fixed Income Fund, the Aggressive Growth Fund, the Growth and Income Fund and the Municipal Trust
Fund) and its shareholders to establish a new distribution structure which will provide investors with alternative purchase options. The proposed structure (the "Alternative Purchase Plan") as recommended by the Board involves (i) the establishment of two classes of shares for each Fund, Class A shares subject to an initial sales charge and Class B shares subject to a contingent deferred sales charge upon redemption, (ii) the adoption of new 12b-1 Plans and new Distribution Agreements to implement the Plans, and (iii) the conversion of existing shares of Winthrop into the new Class A shares. The Board believes that implementation of the Alternative Purchase Plan will benefit current shareholders through a reduction in each shareholder's pro rata share of operating expense. As more fully described in the accompanying proxy statement, upon conversion of existing shares to the new Class A shares the annual distribution fees applied will be reduced from up to .50 of 1% to .30 of 1% of average daily net assets. Furthermore, by providing investors with a broader choice when purchasing, the Board of Trustees believe that more investment dollars will be attracted to each Fund, which may result in increased assets and additional cost savings due to economies of scale. There can be no assurance that such a result will be obtained or can be maintained.

            The purpose of the Special Meeting is to ask you to consider and vote on certain proposals which require your approval to implement the Alternative Purchase Plan. They are (i) approval to amend Winthrop's Declaration of Trust to permit the issuance of multiple classes of shares,
(ii) approval to convert existing shares to Class A shares and (iii) approval of Class A distribution plans. At the Special Meeting you will also be asked to elect Trustees and to ratify the selection of Ernst & Young LLP as independent auditors.

            The enclosed Proxy Statement provides detailed information concerning the proposals and should be read carefully. AFTER CAREFUL CONSIDERATION OF A NUMBER OF FACTORS, INCLUDING THE BENEFITS TO
SHAREHOLDERS OF WINTHROP FROM THE EXPECTED REDUCTION IN OPERATING COSTS, YOUR BOARD OF TRUSTEES

HAS APPROVED THE IMPLEMENTATION OF THE ALTERNATIVE PURCHASE PLAN AS BEING IN THE BEST INTEREST OF WINTHROP'S SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS AT THE SPECIAL MEETING.

            If approved, existing shares of Winthrop would automatically convert to Class A shares of the same Fund at net asset value (WITHOUT the imposition of any additional sales charges) upon commencement of the public offering of Class A shares.

            You are requested to give this matter your prompt attention. Please sign, date and mail the accompanying Proxy as soon as possible to ensure its receipt before the Special Meeting. A return envelope has been provided for your convenience. Thank you.

                                              Very truly yours,



                                              Carl B. Menges
                                              Chairman and President

       1                                         DRAFT OF NOVEMBER 29, 1995

                            WINTHROP FOCUS FUNDS
                                140 BROADWAY
                          NEW YORK, NEW YORK 10005
                         --------------------------
                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         --------------------------

To our Shareholders:

            Notice is hereby given that a Special Meeting of Shareholders of Winthrop Focus Funds ("Winthrop"), will be held at 10:00 a.m. on February 7, 1996, at the offices of Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, 39th Floor, New York, New York 10005, for the following purposes:

            1.    To elect Trustees.

            2. To approve amendments to Winthrop's Declaration of Trust to authorize the creation of multiple classes of shares.

            3. To approve conversion of existing shares of each Fund to Class A shares of that Fund.

            4. To approve Plans of Distribution with respect to Class A shares of Winthrop.

            5. To ratify the selection by the Board of Trustees of Ernst & Young LLP as independent auditors for the year ending October 31, 1996.

            6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

            Only shares of beneficial interest of Winthrop of record at the close of business on December 6, 1995 are entitled to notice of and to vote at this Meeting or any adjournment thereof.

                                                      MARTIN JAFFE
                                                            Secretary
Dated: December 12, 1995


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-

ADDRESSED, STAMPED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                            WINTHROP FOCUS FUNDS
                                140 BROADWAY
                          NEW YORK, NEW YORK 10005

                         --------------------------
                              PROXY STATEMENT
                         --------------------------

            This Proxy Statement is furnished by the Board of Trustees of Winthrop Focus Funds, a Massachusetts business trust ("Winthrop") in connection with its solicitation of proxies for use at a Special Meeting of Shareholders (the "Meeting") of its five series, the Growth Fund, the Fixed Income Fund, the Aggressive Growth Fund, the Growth and Income Fund and the Municipal Trust Fund (collectively, the "Funds") to be held at 10:00 a.m. on February 7, 1996 at 140 Broadway, 39th Floor, New York, New York, 10005. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting.

            Winthrop's most recent Annual Report has previously been sent to shareholders and may be obtained without charge by calling (800) 225-8011 or by writing to Winthrop at 140 Broadway, New York, New York 10005.

            If the accompanying form of Proxy is executed and properly returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the election of Trustees and for each of the other proposals. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of Winthrop or by attendance at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment.

            If a Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), it will have a different effect on the outcome of a vote on a proposal depending on whether the proposal requires a majority of votes cast for approval or a majority of the total shares outstanding. With respect to matters to be determined by a majority of the votes cast on such matters, the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against such matters.

            The close of business on December 6, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On that date, Winthrop had [total number of shares] shares of beneficial interest outstanding and entitled to vote, consisting of [number of Growth Fund shares] Growth Fund shares, [number of Aggressive Growth Fund shares] Aggressive Growth Fund shares, [number of Fixed Income Fund shares] Fixed Income Fund shares, [number of Growth and Income Fund shares] Growth and Income Fund shares, and [number of Municipal Trust Fund shares] Municipal Trust Fund Shares (each, a "Fund"). Each share will be entitled non-cumulatively, to one vote on all matters to come before the Meeting. It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to Shareholders on or about December 19, 1995.

            Wood, Struthers & Winthrop Management Corp. manages accounts over which it has discretionary power to vote or dispose of securities held in the accounts and which accounts hold in the aggregate more than 5% of each Fund. Other than Wood, Struthers & Winthrop Management Corp., management does not know of any person or group who owned beneficially 5% or more of the outstanding Shares of beneficial interest of the Growth Fund, the Fixed Income Fund, the Aggressive Growth Fund or the Growth and Income Fund as of December 6, 1995. As of December 6, 1995, Robert Winthrop, c/o Wood, Struthers & Winthrop Management Corp., 140 Broadway New York, New York 10005, is a shareholder of record and beneficial owner of more than 5% of the Municipal Trust Fund. Donaldson Lufkin & Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey

07303-9998, is the only other shareholder of record known to Management to own over 5% of the Municipal Trust Fund.

            The expense of solicitation will be borne 50% by Winthrop and 50% by Wood, Struthers & Winthrop Management Corp., each Fund's Adviser (the "Adviser"), and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail. The Board of Trustees of Winthrop has authorized management to retain [proxy solicitation firm], a proxy solicitation firm, to assist in the solicitation of proxies for this Meeting. This cost, including specified expenses, is not expected to exceed $23,000 and will be borne 50% by Winthrop and 50% by the Adviser. In addition, solicitation may include, without cost to Winthrop, telephonic, telegraphic or oral communication by regular employees of Donaldson, Lufkin & Jenrette Securities Corporation, Winthrop's Distributor (the "Distributor"), and its affiliates.

            Wood, Struthers & Winthrop Management Corp., 140 Broadway, New York, New York 10005, provides investment advisory and management services under an Advisory Agreement dated as of June 16, 1993. Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, New York, New York 10005, acts as the distributor of each of the Funds. Winthrop's transfer agent is Fund/Plan Services, Inc., P.O. Box 874 (#2 Elm Street), Conshohocken, Pennsylvania 19428.

                            ELECTION OF TRUSTEES

              (For consideration by all Funds voting jointly)

                              (Proposal No. 1)

            At the meeting thirteen Trustees will be elected to hold office for a term of unlimited duration until their successors are elected and qualify. It is the intention of the persons named in the accompanying form of Proxy to vote for the election of Carl B. Menges, G. Moffet Cochran, James A. Engle, Robert L. Bast, John J. Halsey, Stig Host, Peter F. Krogh, Dennis G. Little, William H. Mathers, James L. McCabe, John J. Sheehan, William C. Simpson, and Stephen K. West, all of whom are currently members of the Board of Trustees. Each of the nominees has consented to be named in this Proxy Statement and to serve as a Trustee if elected. All of the Trustees, except for Mr. Cochran, have previously been elected by shareholders.

            The Board of Trustees has no reason to believe that any of the nominees named above will become unavailable for election as a Trustee, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Trustees may recommend.

            Winthrop's By-Laws provide that Winthrop will not be required to hold meetings of shareholders if the election of Trustees is not required under the Investment Company Act of 1940, as amended (the "Investment Company Act"). It is the present intention of the Board of Trustees of Winthrop not to hold annual meetings of shareholders unless such shareholder action is required. Accordingly, Trustees elected at the Special Meeting will hold office until Winthrop is required by law to hold an election of Trustees and successor Trustees are elected and qualify.

                       INFORMATION REGARDING TRUSTEES

 Name, age, business experience                         Shares of Beneficial
 during the past five years and     Position with       Interest owned at
 directorships                      Winthrop            December 6, 1995

 <F1>Carl B. Menges (65), Chairman  Chairman of the     Growth: 29,736
 of the Board of the Adviser        Board of Trustees   Aggressive Growth:
 with which he has been             and President;      37,593
 associated since before 1987.      Trustee since
 He is also Vice Chairman of        1986
 Donaldson, Lufkin & Jenrette,
 Inc, with which he has been
 associated since prior to 1987.

 <F1>G. Moffet Cochran (45),        Trustee since       Growth:
 President and Chief Executive      1994                4,264
 Officer of the Adviser with                            Fixed Income: 3,252
 which he has been associated                           Aggressive Growth:
 since 1992.  Prior to his                              17,318
 association with Winthrop and                          Municipal Trust:
 the Adviser, Mr. Cochran was a                         2,053
 Senior Vice President with
 Bessemer Trust Companies.

 *James A. Engle (36) is a          Vice President      Growth: 661
 Managing Director and Chief        and Trustee;        Fixed Income: 3,308
 Investment Officer of the          Trustee since       Aggressive Growth:
 Adviser with which he has been     1992                3,316
 associated since prior to 1987.                        Growth and Income:
                                                        18,901
                                                        Municipal Trust:
                                                        13,847

 Robert L. Bast (70), is a          Trustee since       Aggressive Growth:
 Partner of Reed Smith Shaw &       1992                62,475
 McClay, with which he has been
 associated since prior to 1987.

 John J. Halsey (76), is a          Trustee since       Aggressive Growth:
 private investor and retired       1992                69
 Director of Management
 Sciences, General Foods Corp.
 with which he has been
 associated since prior to 1987.

 Stig Host (69), is Chairman of     Trustee since       Growth: 5,397
 the Board of Kriti Exploration,    1992                Fixed Income: 50,007
 Inc., Kriti Properties and                             Aggressive Growth:
 Development Corp. and                                  12,289
 International Marine Sales,                            Growth and Income:
 Inc., a Trustee of Alliance                            1,659
 International Fund, Alliance                           Municipal Trust:
 Global Environmental Fund,                             1,075
 Alliance New Europe Fund and
 Alliance Canadian Fund and a
 Director of Florida Fuels, Inc.

 Peter F. Krogh (58), retired       Trustee since       Growth: 760
 Dean, School of Foreign            1986
 Service, Georgetown University,
 Washington, D.C., with which he
 has been associated since prior
 to 1987.  He has been moderator
 of "Great Decisions", a foreign
 affairs series, author of
 numerous articles relating to
 international issues for
 professional publications and
 serves on the board of the
 Carlisle Company and several
 world affairs organizations.

 Dennis G. Little (60), is the      Trustee since       Growth and Income:
 former Executive Vice President    1992                486
 and Chief Financial Officer of
 Textron Inc. (conglomerate).

 William H. Mathers (81), Of        Trustee since       Growth and Income:
 Counsel to the law firm of         1992                11,514
 Chadbourne & Parke, with which                         Municipal Trust:
 he has been associated since                           2,139
 prior to 1987.

 James L. McCabe (52), is           Trustee since       Fixed Income: 82,212
 President of McCabe Capital        1992                Aggressive Growth:
 Managers, Ltd. (registered                             31,928
 investment adviser) with which                         Growth and Income:
 he has been associated since                           3,126
 prior to 1987.

 John J. Sheehan (65),              Trustee since       Aggressive Growth:
 consultant to Financial Data       1992                10,200
 Processing with which he has
 been associated since 1989.
 Prior thereto, he was Director
 of National Accounts, Financial
 Industry Group of Electronic
 Data Systems Corporation with
 which he had been associated
 since 1988.  Prior thereto, he
 was President of M-Tech
 Northeast Corporations
 (financial data processing)
 with which he had been
 associated since prior to 1987.

 William C. Simpson (76), former    Trustee since       Growth: 3,098
 President and Director of Royal    1992                Aggressive Growth:
 Insurance Companies with which                         2,898
 he has been associated since                           Growth and Income:
 prior to 1987.                                         1,775

 <F1>Stephen K. West (67), is a     Trustee since       Aggressive Growth:
 partner of Sullivan & Cromwell,    1992                1,436
 counsel to Winthrop, with which
 he has been associated since
 prior to 1987.


<F1>  Indicates "interested" Trustee, as defined in the Investment Company
      Act.

            The Trustees and officers of Winthrop as a group owned beneficially [number of Trustees' Growth Fund Shares] shares of the Growth Fund, [number of Trustees' Aggressive Growth Fund shares] shares of the Aggressive Growth Fund, [number of Trustees' Fixed Income Fund Shares] shares of the

Fixed Income Fund, [number of Trustees' Growth and Income Fund Shares] shares of the Growth and Income Fund, and [number of Trustees' Municipal Trust Fund shares] shares of the Municipal Trust Fund, representing less than 1% of the outstanding shares of each Fund.

            The Trustees of Winthrop who are officers or employees of the Adviser or any of its affiliates receive no remuneration from Winthrop. Each of the Trustees who are not affiliated with the Adviser will be paid a $1,200 fee for each board meeting attended and $500 for each Audit Committee meeting attended. For the year ended October 31, 1995, such remuneration totaled $63,600.

            The following table sets forth the aggregate compensation paid by Winthrop for the fiscal year ended October 31, 1995 to the Trustees who are not affiliated with the Manager and the aggregate compensation paid to such Trustees for service on Winthrop's board and that of all other funds managed by the Adviser (the "Fund Complex") for the fiscal year ended October 31, 1995.



                                          Compensation Table
                                              Pension or
                                              Retirement                                 Total
                                           Benefits Accrued                        Compensation From
                          Aggregate           As Part of       Estimated Annual    Winthrop and Fund
                      Compensation From       Winthrop's         Benefits Upon      Complex Paid to
  Name and Position       Winthrop             Expenses           Retirement            Trustees

 Robert L. Bast
 (Trustee)                  $6000                None                 N/A                $6000

 John J. Halsey
 (Trustee)                  $7500                None                 N/A                $7500

 Stig Host
 (Trustee)                  $7500                None                 N/A                $7500

 Peter F. Krogh
 (Trustee)                  $7500                None                 N/A                $7500

 Dennis G. Little
 (Trustee)                  $4800                None                 N/A                $4800

 William H.
 Mathers
 (Trustee)                  $7500                None                 N/A                $7500

 James L. McCabe
 (Trustee)                  $4800                None                 N/A                $4800

 John J. Sheehan
 (Trustee)                  $6000                None                 N/A                $6000

 William C.
 Simpson
 (Trustee)                  $6000                None                 N/A                $6000

 Stephen K. West
 (Trustee)                  $6000                None                 N/A                $6000


            There were four regular meetings and one special meeting of Winthrop's Board of Trustees held during the fiscal year ended October 31, 1995. The Board of Trustees presently has an Audit Committee, the members of which are Messrs. Halsey, Host, Krogh and Mathers, all non-interested Trustees of Winthrop. The Audit Committee met two times during the fiscal year ended October 31, 1995. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and result of the audit engagement and matters having a material adverse effect upon Winthrop's financial operations. The Board also has a Nominating Committee, comprised of all of the non-interested Trustees (as defined in the Investment Company Act) (the "Disinterested Trustees"), which seeks and proposes candidates for election to the Board of Trustees. The Nominating Committee did not meet during the fiscal year ended October 31, 1995. The Nominating Committee (1) selects and recommends to the full Board of Trustees nominees for election as Trustees and (2) proposes and recommends to the full Board of Trustees the terms of compensation for trustees. The Committee is prepared to review suggestions from shareholders for nominations to fill any trusteeships. Such suggestions from shareholders should be in writing and addressed to the Committee at Winthrop's offices. The Committee expects to be able to identify from its own resources an ample number of qualified trustees.

            During the fiscal year ended October 31, 1995, no Trustee attended fewer than 75% of the aggregate total number of meetings of the Board of Trustees and any committees thereof of which such Trustee was a member.

            The following sets forth information with respect to the principal executive officers of Winthrop (unless otherwise specified, the address of each of the following persons is 140 Broadway, New York, New York 10005):

            The executive officers of Winthrop, other than as shown above are: Roger W. Vogel, Vice President, having held office since 1993; Cathy
A. Jameson, Vice President, having held office since 1986; Sam M. D'Agostino, Vice President, having held office since 1992; Martin Jaffe, Vice President, Treasurer and Secretary, having held office since 1986; Marybeth B. Leithead, Vice President, having held office since 1993; and Hugh M. Neuburger, Vice President, having held office since 1995. Mr. Vogel is 38 years old and has been a Senior Vice President of the Adviser since July, 1993. Prior to his becoming associated with Winthrop and the Adviser, Mr. Vogel was a Vice President with Chemical Banking Corp. Ms. Jameson is 41 years old and a Senior Vice President of the Adviser with which she has been associated since prior to 1990. Mr. D'Agostino is 70 years old and is a Vice President and Mutual Fund Compliance Director of Alliance Capital Management Corporation with which he has been associated since prior to 1990. Mr. Jaffe is 49 years old and is a Managing Director, Treasurer and Chief Operating Officer of the Adviser with which he has been associated since prior to 1990. Ms. Leithead is 32 years old and a Vice President of the Adviser, with which she has been associated since prior to 1990. Mr. Neuburger is 52 years old and a Senior Vice President of the Adviser, with which he has been associated since March, 1995. Prior to his association with Winthrop and the Adviser, Mr. Neuburger was the President of Hugh M. Neuburger, Inc., a consulting firm. The executive officers of Winthrop are approved annually by the Board of Trustees.

Required Vote

            Trustees must be elected by a vote of a majority of the shares cast at the meeting in person or by proxy and entitled to vote thereupon, provided that a quorum is present. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES.

                      APPROVAL OF A PROPOSAL TO AMEND
                      WINTHROP'S DECLARATION OF TRUST
            TO PERMIT THE ISSUANCE OF MULTIPLE CLASSES OF SHARES

           (For consideration by shareholders of each Fund voting
                                separately)

                              (Proposal No. 2)

            The Adviser and the Distributor are establishing an alternative purchase plan (the "Alternative Purchase Plan") which will permit Winthrop to provide investors with the option of purchasing shares either subject to a contingent deferred sales charge (as is presently the case) or with an initial sales charge. On October 19, 1995, the Board of Trustees of Winthrop, including a majority of the Disinterested Trustees, considered the Alternative Purchase Plan and an amendment to the Declaration of Trust of Winthrop in order to implement the Alternative Purchase Plan. In so doing, the Board of Trustees considered several factors, including that the implementation of the Alternative Purchase Plan would (i) enable investors to choose the purchasing option which better suits their individual situation, thereby encouraging current shareholders to make additional investments in Winthrop and attracting new investors and assets to Winthrop to the benefit of Winthrop and its shareholders, (ii) facilitate distribution of Winthrop's shares, and (iii) maintain the competitive position of Winthrop in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. The Board of Trustees is recommending that shareholders of Winthrop approve an amendment to Winthrop's Declaration of Trust to permit the issuance by Winthrop of multiple classes of shares. A copy of the proposed amendment to the Declaration of Trust is attached hereto as Exhibit A.

            Under the Alternative Purchase Plan, as presently contemplated, each Fund of Winthrop will initially offer two classes of its shares of beneficial interest, par value $.01 per share, which may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A shares) or (ii) on a contingent deferred basis (Class B shares). Class B shares will be subject to a higher annual distribution fee than Class A shares. Distribution fees are paid out of a Fund's assets whereas sales charges (including contingent deferred sales charges) are paid by the investor. These alternatives will permit an investor to chose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

            Each Class A share and Class B share of a particular Fund will represent an identical legal interest in that Fund's investment portfolio and have the same rights, except that each Class will bear certain expenses specifically related to the distribution of its shares. Although the legal rights of Class A and Class B shares will be identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. In general, expenses will be allocated to the class to which they relate. Class B shares will bear the expenses of a higher distribution fee which will cause the Class B shares to have a higher expense ratio and to pay lower dividends than the Class A shares. Each Class will have exclusive voting rights with respect to its plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act. The two Classes of each Fund will also have different exchange privileges. Upon any liquidation of a Fund, holders of Class B shares may receive less than holders of Class A shares as a result of higher accumulated expenses from the Class B distribution fee.

Class A Shares

            Upon implementation of the Alternative Purchase Plan, Class A shares will be sold at the next determined net asset value per share with an initial sales charge of up to 4 3/4% subject to certain reductions as set forth in Winthrop's Prospectus. Generally, there will be no contingent deferred sales charge upon redemption of Class A shares except for shares sold without an initial sales charge and (subject to approval of Proposal
3) existing shares of Winthrop converted into Class A shares. In addition, the Class A shares will be subject to a distribution fee at the annual rate of .30 of 1% of the average daily net asset value of the Class A shares pursuant to plans of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act (the "Class A Plans"). See Proposal 4 below. The Class A plan will be approved by the initial sole shareholder of Class A shares of each Fund and, as discussed in Proposal 4, must be approved by the existing shareholders of each Fund.

Class B Shares

            Class B shares will be issued and sold at the next determined net asset value per share subject to a contingent deferred sales charge (declining from 4% to zero) imposed upon certain redemptions of shares, as set forth in the

Prospectus of Winthrop. In addition, Class B shares will be subject to a distribution fee at an annual rate of 1% of the average daily net assets of the Class B shares pursuant to plans of Distribution adopted pursuant to Rule 12b-1 under the Investment Company Act (the "Class B Plans"). The Class B Plans will be approved by the initial sole shareholder of Class B shares of each Fund and will be submitted for approval to the Class B shareholders of each Fund at the first meeting of such shareholders after the implementation of the Alternative Purchase Plan and the public offering of Class B shares.

            If the shareholders approve the proposed amendments to the Declaration of Trust, each Fund's shares will be classified into an unlimited number of authorized Class A shares and an unlimited number of authorized Class B shares. The shares of each Fund currently issued and outstanding (subject to approval of Proposals 3 and 4) will be converted into Class A shares and will not be subject to any charge as a result of such conversion, however, if these shares are currently subject to a contingent deferred sales charge, then they will continue to be subject to the same contingent deferred sales charge at the same rate and for the same periods of time as if such shares had not converted to Class A shares. Current shareholders will benefit from implementation of the Alternative Purchase Plan because upon conversion of their shares from the existing class to Class A, the distribution fee will decline from up to .50 of 1% of average daily net assets to .30 of 1% of average daily net assets. See Proposal 4. Furthermore, by providing investors with a broader choice as to the method of purchasing shares, the Board of Trustees believes that more investment dollars will be attracted to each Fund which will benefit the holders of both Classes of shares by facilitating the management of each portfolio and by reducing the operating expense ratio of each Fund.

            The exchange privileges of Class A and Class B shares will differ. Class A shares of each Fund will be exchangeable for Class A shares of another Fund of Winthrop or of the Winthrop Opportunity Funds, Alliance Government Reserves or Alliance Municipal Trust. Class B shares of each Fund will be exchangeable for Class B shares of another Fund or of the Winthrop Opportunity Funds or shares of the Alliance Government Reserves or Alliance Municipal Trust and Class B shares held for 8 years will automatically convert to Class A shares of the same Fund.

            The proposed amendment to the Declaration of Trust will also permit the Board of Trustees to classify and reclassify shares of each Fund into additional classes of that Fund at a future date. The Board of Trustees currently has no intention of creating any other classes of shares of any Fund other than Class A and Class B.

Required Vote

            Under Winthrop's Declaration of Trust and Massachusetts law, amendment of the Declaration of Trust requires the affirmative vote of a majority of the outstanding shares of each Fund. In the event the shareholders do not approve the proposed amendment of the Declaration of Trust, the Alternative Purchase Plan will not be adopted, Winthrop will continue to offer a single class of shares of each Fund subject to a contingent deferred sales charge and the present distribution fee and investors will not have a choice as to the method of purchasing Fund shares.

            THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                     APPROVAL OF A PROPOSAL TO CONVERT
                     EXISTING SHARES TO CLASS A SHARES

           (For consideration of shareholders of each Fund voting
                                separately)

                              (Proposal No. 3)

            The Trustees are recommending that shareholders approve a conversion of existing shares of each Fund to Class A shares of the same Fund. If approved by shareholders, existing shares would automatically convert to Class A shares of the same Fund at relative net asset value upon commencement of the public offering of Class A shares. Unlike Class A shares that are not issued as a result of a conversion, existing shares that are subject to a contingent deferred sales load and that are converted into Class A shares would continue to be subject to the same contingent deferred sales charge at the same rate and for the same periods of time as if such shares had not converted to Class A shares. Class A shares of each Fund are subject to a lower annual distribution fee than are the existing shares and conversions would occur without the imposition of any additional sales charge.

            Each Fund currently offers unclassified shares that are sold without an initial sales charge, but subject to a contingent deferred sales charge ("CDSC") (declining from 4% to zero of the lesser of the amount invested or the redemption proceeds) on certain redemptions generally made within four years of purchase. The existing shares are subject to an annual distribution fee pursuant to a Rule 12b-1 plan of up to .50 of 1% of the average daily net assets of the Fund in which such shares represent an interest. Pursuant to the Alternative Purchase Plan discussed in Proposal No. 2, initially the Fund would offer two classes of shares: Class B shares with a CDSC similar to the one imposed on existing shares and a fee pursuant to a Rule 12b-1 plan equivalent to 1% of average daily net assets of the Class B shares and Class A shares with an initial sales charge of up to 4 3/4% and a fee pursuant to a Rule 12b-1 plan equivalent to .30 of 1% of average daily net assets of the Class A shares.

            On October 19, 1995, Winthrop's Trustees unanimously approved a recommendation to shareholders that they approve conversion of existing shares to Class A shares. If this proposal and Proposal Nos. 2 and 4 are approved, existing shareholders would automatically convert to Class A shares of the same Fund upon the initial offering of the Class A shares. Conversion is currently anticipated to occur in or about February, 1996. Conversions will be effected automatically at relative net asset value without the imposition of any additional sales charge. Existing shareholders will benefit from the proposed conversion because they will thereafter be subject to the lower annual distribution fee applicable to Class A shares. See Proposal No. 4.

            Winthrop has received an opinion of counsel to the effect that, based upon certain factual representations and customary assumptions, a holder of existing shares will not recognize any gain or loss upon the conversion of existing shares into Class A shares pursuant to the implementation of the Alternative Purchase Plan. Accordingly, a holder's basis in Class A shares received upon the conversion will be the same as the holder's basis in the existing shares, and the holder's holding period for such Class A shares will include the holder's holding period for the existing shares, provided that the existing shares are held as capital assets by the holder at the time of the conversion. However, an opinion of counsel is not binding on the Internal Revenue Service. The tax consequences described in the foregoing may not apply to, and counsel has expressed no opinion as to the effect of the conversion on, any holder who or which is required to recognize unrealized gain or loss with respect to the existing shares for federal income tax purposes at the end of a taxable year under a mark-to-market system of accounting.

Required Vote

            The proposed conversion for each Fund requires the affirmative vote of a majority of the outstanding shares of that Fund. The proposed conversion will only be effective if Proposal Nos. 2, 3 and 4 are approved. In the event that shareholders of a Fund do not approve the proposed conversion, existing shares of the Fund will continue to be subject, possibly indefinitely, to their annual distribution and service fee.

            THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" THIS PROPOSAL NO. 3.

                   APPROVAL OF CLASS A DISTRIBUTION PLANS

           (For consideration by shareholders of each Fund voting
                                separately)

                              (Proposal No. 4)

            On October 19, 1995, Winthrop's Trustees approved a Class A Distribution Plan (the "Class A Plans") pursuant to Rule 12b-1 under the Investment Company Act for each Fund's Class A shares and a Distribution Agreement with the Distributor and recommended submission of the Proposed Class A Plans to the shareholders of each Fund for approval at the Special Meeting of Shareholders. The Class A Plans are being submitted for approval by existing shareholders of each Fund because, subject to approval of Proposal Nos. 2 and 3, existing shares will automatically convert to Class A shares. The proposed Distribution Agreement does not require, and is not being submitted for, shareholder approval.

            The purpose of the proposed Class A Plans is to compensate the Distributor for services rendered in connection with any activity which is primarily intended to result in the sale of shares of the Fund to which they relate. Such activities may include compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of Class A shares; compensating underwriters, dealers, brokers, banks and other servicing entities (including the Adviser and its personnel) or any of them for providing services to Class A shareholders of the Fund to which they relate, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses (including statements of additional information) and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; third party consultancy or similar expenses relating to any activity for which payment is authorized by the Board of Trustees; and the financing of any activity for which payment is authorized by the Board of Trustees ("Distribution Activities").

            The plans of distribution pursuant to Rule 12b-1 under the Investment Company Act with respect to the Growth Fund and the Fixed Income Fund were initially approved by the Trustees, including the Disinterested Trustees, at a special meeting of the Board of Trustees held October 30, 1986 and thereafter by the shareholders of each Fund at their meeting held June 15, 1988. 12b-1 Plans for the Aggressive Growth Fund and the Growth and Income Fund were initially approved by the Trustees, including the Disinterested Trustees, and thereafter were approved for adoption by the sole shareholder of each of the Aggressive Growth Fund and the Growth and Income Fund and by the shareholders of the Neuwirth Fund, Inc. and the Pine Street Fund, Inc., respectively, at their meeting held June 15, 1992. The 12b-1 plan for the Municipal Trust Fund was initially approved by the Trustees, including the Disinterested Trustees, at their meeting held June 15, 1993 and subsequently by the then sole shareholder of the Municipal Trust Fund on July 26, 1993. The Trustees voted to continue the plans for all five funds through October 31, 1996 at a meeting held October 19, 1995. Existing shareholders of each Fund are being asked to approve the Class A Plan which is a compensation type plan as opposed to the existing reimbursement type plans. The amendments change the maximum annual fee that may be paid to the Distributor from up to .50 of 1% under the existing plans to .30 of 1% under the Class A Plans. The Trustees believe that the proposed Class A Plans are in the best interests of Winthrop and each Fund and are reasonably likely to benefit each Fund's shareholders. A copy of the form of proposed Class A Plan is attached hereto as Exhibit B.

The Existing 12b-1 Plans

            Under the existing 12b-1 plans, each Fund reimburses the Distributor for expenses incurred for Distribution Activities at an annual rate of up to .50 of 1% of the average daily net assets of that Fund's shares. Article III, Section 26 of the NASD Rules of Fair Practice (the "NASD Rules") places an annual limit of .25 of 1% on fees that may be imposed for the provision of personal service and/or the maintenance of shareholder accounts ("service fees") and an annual limit of .75 of 1% on asset-based sales charges (as defined in the NASD Rules). Subject to these limits, each Fund may impose any combination of service fees and asset-based sales charges under both the existing plans and the proposed Class A Plans, provided that the total fees do not exceed .50 of 1% per annum of the average daily net assets of a Fund under the existing plans and .30 of 1% per annum of the average daily net assets of the Class A shares of a Fund under the Class A Plans.

            An existing plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a majority of the holders of the shares of the relevant Fund. In addition, all material amendments thereof must be approved by vote of a majority of the Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such plan. So long as the existing plans are in effect, the selection and nomination of Disinterested Trustees will be committed to the discretion of the Disinterested Trustees.

            The existing plans may be terminated at any time without payment of any penalty by the vote of a majority of the Disinterested Trustees, by the vote of a majority of the outstanding shares of the applicable Fund, or by the Adviser on written notice to any other party to such plan and will automatically terminate in the event of its assignment (as defined in the Investment Company Act).

The Proposed Class A Plans

            In addition to lowering the amount payable to the Distributor from up to .50 of 1% to .30 of 1%, the proposed Class A Plans differ from the existing plans in one material respect. Under the existing plans, each Fund reimburses the Distributor for expenses actually incurred for Distribution Activities up to a maximum of .50 of 1% per annum of the average daily net assets of the relevant Fund's shares. The proposed Class A Plans authorize each Fund to pay the Distributor .30 of 1% per annum of the average daily net assets of Class A shares as compensation for its Distribution Activities regardless of the expenses incurred by the Distributor for Distribution Activities. The Distributor may, however, voluntarily agree to limit its fee to an amount less than the maximum annual fee. In contrast to the existing plans, the amounts payable by each Fund under the proposed Class A Plans would not be directly related to the expenses actually incurred by the Distributor for its Distribution Activities. Consequently, if the Distributor's expenses for Distribution Activities are less than the distribution and service fees it receives under the proposed Class A Plans, it will retain its full fees and realize a profit.

            For the fiscal year ended October 31, 1993, the Distributor received payments representing .16 of 1% of the average daily net assets of the Growth Fund, .32 of 1% of the average daily net assets of the Fixed Income Fund, .13 of 1% of the average daily net assets of the Aggressive Growth Fund, .12 of 1% of the average daily net assets of the Growth and Income Fund, and .50 of 1% of the average daily net assets of the Municipal Trust Fund as reimbursement of expenses incurred for Distribution Activities. For each of the fiscal years ended October 31, 1994, and 1995, the Distributor received payments representing .50 of 1% of the average daily net assets of the shares of each Fund as reimbursement of expenses incurred for Distribution Activities. Payments were made to the Distributor in the following amounts in the fiscal years ended October 31, 1993, 1994, and 1995:

 Series                                              1993                1994             1995

 Growth Fund                                    $  80,000            $258,501         $225,597
 Fixed Income Fund                                122,000             192,788          179,440

 Aggressive Growth Fund                            73,000             562,568          262,781

 Growth and Income Fund                            59,000             289,650          375,068
 Municipal Trust Fund                              39,389             175,881          869,133


As is consistent with the past two years, it is anticipated, although there is no assurance, that distribution expenses incurred by the Distributor will continue to exceed amounts expended under the 12b-1 plans.

            Among the major perceived benefits of a compensation type plan, such as the proposed Class A Plans, over a reimbursement type plan, such as the existing plans, is the facilitation of administration and accounting. Under reimbursement plans, all expenses must be specifically accounted for by the Distributor and attributed to a specific Fund in order to qualify for reimbursement. Although the proposed Class A Plans will continue to require quarterly reporting to the Trustees of the amounts accrued and paid under the proposed Class A Plans and of the expenses actually borne by the Distributor, there will be no need to match specific expenses to reimbursements as under the existing plans. Thus, the accounting for the proposed Class A Plans would be greatly simplified and the timing of when expenditures are to be made by the Distributor would not be an issue.
These considerations, combined with the reasonable likelihood, although there is no assurance, that the per annum payment rate under the proposed Class A Plans will not exceed the expenses incurred by the Distributor for Distribution Activities, suggest the costs and efforts associated with a reimbursement plan are unwarranted.

            In considering whether to approve the proposed Class A Plans, the Trustees reviewed, among other things, the nature and scope of services to be provided by the Distributor, the purchase options available to investors under the Alternative Purchase Plan, the amount of expenditures under the existing plans, the relationship of such expenditures to the overall cost structure of each Fund and comparative data with respect to distribution plans adopted by other investment companies. Based upon such review, the Trustees, including a majority of the Disinterested Trustees, determined that there is a reasonable likelihood that the proposed Class A Plans will benefit each Fund and its Class A shareholders.

            If approved by the shareholders, the proposed Class A Plans will continue in effect from year to year, provided such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the Disinterested Trustees.

Required Vote

            If Proposal Nos. 2 and 3 are approved by shareholders, each proposed Class A Plan will require the approval of a majority of the outstanding voting shares of the relevant Fund. If Proposal No. 3 is not approved for a Fund, then the proposed Class A Plan for that Fund will not require the approval of the existing shareholders. If Proposal No. 2 is not approved, then Winthrop will not be authorized to issue Class A shares and no Class A Plans will be necessary. With respect to this proposal, the Investment Company Act defines a majority of a Fund's outstanding voting shares as the lesser of (i) 67% of a Fund's outstanding voting shares represented at a meeting at which more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of a Fund's outstanding voting shares. If a proposed Class A Plan is not approved as described above by the shareholders of a Fund, the existing plan for that Fund will continue in its present form.

            THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" THIS PROPOSAL NO. 4.

                    RATIFICATION OF INDEPENDENT AUDITORS

              (For consideration by all Funds voting Jointly)

                              (Proposal No. 5)

            The Board of Trustees of Winthrop, including the Disinterested Trustees, have selected Ernst & Young LLP as independent auditors for Winthrop for the fiscal year ending October 31, 1996. The ratification of the selection of independent auditors is to be voted upon at the Meeting and it is intended that the persons named in the accompanying Proxy will vote for Ernst & Young LLP. No representative of Ernst & Young is expected to be present at the Meeting of shareholders.

            The policy of the Board of Trustees regarding engaging independent auditors' services is that management may engage Winthrop's principal independent auditors to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meet(s) any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent auditors prior to their being rendered, The Board of Trustees of the Fund receives a report from its Audit Committee relating to all services after they have been performed by Winthrop's independent auditors.

Required Vote
            The affirmative vote of a majority of the shares present, in person or by proxy, at the Meeting is required for ratification.

            THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 5.

                               Other Matters

            No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of Winthrop.

                           Shareholder Proposals

            Winthrop is not required to hold annual meetings of shareholders and the Board of Trustees currently does not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or Winthrop's By-laws. A shareholder proposal intended to be presented at any meeting of shareholders of Winthrop hereinafter called must be received by Winthrop a reasonable time before the Board of Trustees solicitation relating thereto is made in order to be included in Winthrop's Proxy Statement and form of Proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                                       MARTIN JAFFE
                                                            Secretary

Dated: December 12, 1995

            Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed Proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

       1                                                          EXHIBIT A


                 FORM OF AMENDMENT TO DECLARATION OF TRUST


            Section 1.4 of the Declaration of Trust is proposed to be amended by deleting the definition of "Initial Trustee" and including the following definitions:

            "Class" shall mean one or more of the classes of Shares authorized by the Trustees to represent the beneficial interest in any one of the Portfolios.

            "Majority Shareholder Vote," as used with respect to the election of any Trustee at a meeting of Shareholders, shall mean the vote for the election of such Trustee of a plurality of all outstanding Shares of the Trust, without regard to Series or Class voted in person or by proxy and entitled to vote thereon, provided that a quorum (as determined in accordance with the By-Laws) is present, and as used with respect to any other action required or permitted to be taken by Shareholders, shall mean the vote for such action of the holders of that majority of all outstanding Shares (or, where a separate vote of Shares of any particular Series or Class is to be taken, the affirmative vote of that majority of the outstanding Shares of that Series or Class, respectively) of the Trust which consists of: (i) a majority of all Shares (or of Shares of the particular Series or Class) represented in person or by proxy and entitled to vote on such action at the meeting of Shareholders at which such action is to be taken, provided that a quorum (as determined in accordance with the By-Laws) is present; or (ii) if such action is to be taken by written consent of Shareholders, a majority of all Shares (or of Shares of the particular Series or Class) issued and outstanding and entitled to vote on such action; provided, that (iii) as used with respect to any action requiring the affirmative vote of "a majority of the outstanding voting securities", as the quoted phrase is defined in the 1940 Act, of the Trust or of any Series or Class, "Majority Shareholder Vote" means the vote for such action at a meeting of Shareholders of the smallest majority of all outstanding Shares of the Trust (or of Shares of the particular Series or Class) entitled to vote on such action which satisfies such 1940 Act voting requirement.

            "NASD" shall have the meaning designated in Section
6.1(e)(2)(a) hereof.

            "Shares" shall mean the transferable units into which the beneficial interest in the Trust and each Portfolio of the Trust (as the context may require) shall be divided from time to time, and includes fractions of Shares as well as whole Shares. All references herein to "Shares" shall be deemed to be to Shares of any or all Series or of a single Class of a Series or all Classes of a Series, as the context may require.

            Section 4.1 is proposed to be amended by deleting subsection 4.1(a) regarding the Initial Trustee.

            Section 5.2(a) is proposed to be amended and restated as follows:

            (a) Advisory. An investment advisory or management agreement whereby an advisor (any such advisor being referred herein as an "Investment Advisor") shall undertake to furnish the Trust such management, investment advisory or supervisory, administrative, accounting, legal, statistical and research facilities and services, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable, all upon such terms and conditions as the Trustees may in their discretion determine to be not inconsistent with this Declaration, the applicable provisions of the 1940 Act or any applicable provisions of the By-Laws. Any such advisory or management agreement and any amendment thereto shall be subject to approval by a Majority Shareholder Vote at a meeting of the Shareholders of the Trust. Notwithstanding any provisions of this Declaration, the Trustees may authorize the Investment Advisor (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities of the Trust on behalf of the Trustees or may authorize any officer or employee of the Trust or any Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Advisor (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees. The Trustees may, in their sole discretion, call a meeting of Shareholders in order to submit to a vote of Shareholders at such meeting the approval of continuance of any such investment advisory or management agreement. If the Shareholders of any Portfolio should fail to approve any such investment advisory or management agreement, the Investment Advisor may nonetheless serve as Investment Advisor with respect to any other Portfolio whose Shareholders shall have approved such contract.

            Sections 6.1(a) is proposed to be amended and restated as follows:

                  (a) Shares; Portfolios; Series of Shares. The beneficial interest in the Trust shall be divided into Shares having a nominal or par value of one cent ($.01) per Share, of which an unlimited number may be issued. The Trustees shall have the authority from time to time to establish and designate one or more separate, distinct and independent Portfolios into which the assets of the Trust shall be divided, and to authorize a separate Series of Shares for each such Portfolio (each of which Series, including without limitation each Series authorized in Section 6.2 hereof, shall represent interests only in the Portfolio with respect to which such Series was authorized), as they deem necessary or desirable. Except as otherwise provided as to a particular Portfolio herein, or in the Certificate of Designation therefor, the Trustees shall have all the rights and powers, and be subject to all the duties and obligations, with respect to each such Portfolio and the assets and affairs thereof as they have under this Declaration with respect to the Trust and the Trust Property in general.

            Section 6.1 (b) is proposed to be amended and restated as follows:

            (b) Establishment, etc. of Portfolios; Authorization of Shares. The establishment and designation of any Portfolio in addition to the Portfolios established and designated in Section 6.2 hereof and the authorization of the Shares thereof shall be effective upon the execution by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees) of an instrument setting forth such establishment and designation and the relative rights and preferences of the Shares of such Portfolio and the manner in which the same may be amended (a "Certificate of Designation"), and may provide that the number of Shares or Classes of Shares of such Series which may be issued is unlimited, or may limit the number issuable. At any time that there are no Shares outstanding of any particular Portfolio previously established and designated, including any Portfolio established and designated in
      Section 6.2 hereof, the Trustees may by an instrument executed by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees) terminate such Portfolio and the establishment and designation thereof and the authorization of its Shares (a "Certificate of Termination"). Each Certificate of

      Designation, Certificate of Termination and any instrument amending a Certificate of Designation shall have the status of an amendment to this Declaration of Trust, and shall be filed and become effective as provided in Section 9.4 hereof.

            Section 6.1(d) is proposed to be amended and restated as follows:

            (d) Establishment of Classes. The Trustees, in their discretion without a vote of the Shareholders, may divide the Shares of any Series into Classes. In such event, each Class of a Series shall represent interests in the assets of that Portfolio and, as described in Section 6.2, have identical voting, dividend, liquidation and other rights and the same terms and conditions except that expenses related directly or indirectly to the distribution of the Shares of a Class of a Series may be borne solely by such Class (as shall be determined by the Trustees) and, as provided in Section 6.1(f), a Class of a Series may have exclusive voting rights with respect to matters relating to the expenses being borne solely by such Class. The bearing of such expenses solely by a Class of Shares shall be appropriately reflected (in the manner determined by the Trustees) in the net asset value, dividend and liquidation rights of the Shares of such Class. The division of the Shares of a series into classes and the terms and conditions pursuant to which the Shares of the Class of a Series will be issued must be made in compliance with the 1940 Act. No division of Shares of a Series into Classes shall result in the creation of a Class of Shares having a preference as to dividends or distributions or a preference in the event of any liquidation, termination or winding up of the Trust.

            Article 6.1 is proposed to be amended by adding the following sections (e) and (f):

            (e) Consideration for Shares. The Trustees may issue Shares of any Series or Classes of Shares of any Series for such consideration (which may include property subject to, or acquired in connection with the assumption of, liabilities) and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable (but may be subject to mandatory contribution back to the Trust as provided in
      Section 6.2(h) hereof). The Trustees may classify or reclassify any unissued Shares, or any Shares of any Series or any Class of any Series previously issued and reacquired by the Trust, into Shares of one or more other Portfolios that may be established and designated from time to time.

            (f) The terms of each Series as further set by the Trustees are as follows:

                  (1) As of the date hereof, the shares of beneficial
            interests of the Shares of each Series shall have three Classes of shares, which shall be designated Class A, Class B and Class O.

                  (2) Each Class of each Series shall represent the same
            beneficial interest in the assets of that Portfolio and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in this Declaration to the contrary:

                        (a) Class A Shares may be subject to (i) such
                  front-end sales loads as may be established by the Trustees from time to time and (ii) a Plan of Distribution under Rule 12b-1 of the 1940 Act, in each case in accordance with the 1940 Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

                        (b) Class B Shares may be subject to (i) such
                  contingent deferred sales charge as may be established from time to time by the Trustees and (ii) a plan of distribution under Rule 12b-1 of the 1940 Act, each in accordance with the 1940 Act and applicable rules and regulations of the NASD.

                        (c) Class O Shares shall consist of all outstanding
                  shares of a Series outstanding on the date of this Amended and Restated Agreement and Declaration of Trust.

                  (3) Expenses related solely to a particular class
            (including without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Classes) shall be borne by the Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Class.

                  (4) At such time as shall be permitted under the 1940
            Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Trust, and as may be determined by the Trustees and disclosed in the then current prospectus for a Series, shares of a particular Class of a Series may be automatically converted into shares of another Class of a Series; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under federal income tax law. The Trustees, in their sole discretion, may suspend any conversion rights if such opinion is no longer available.

                  (5) As to any matter with respect to which a separate
            vote of any Class of a Series is required by the 1940 Act or by Massachusetts law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (3) above), such requirement as to a separate vote by that Class of a Series shall apply, and, if permitted by the 1940 Act or any rules, regulations or orders thereunder and Massachusetts law, the Classes shall vote together as a single Class on any such matter that shall have the same effect on each such Class. As to any matter that does not affect the interest of a particular Class, only the holders of shares of the affected Class shall be entitled to vote.

            Sections 6.2(c) and (d) are proposed to be amended and restated as follows:

            (c) Dividends. Dividends and distributions on Shares of a particular Portfolio may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the Shareholders of that Portfolio, from such of the income, accrued or realized, and capital gains, realized or unrealized, and out of the assets belonging to that Portfolio, as the Trustees may determine, after providing for actual and accrued liabilities of that Portfolio. All dividends and distributions on Shares of a particular Portfolio shall be distributed pro rata to the

      Shareholders of that Portfolio in proportion to the number of such Shares held by such holders at the date and time of record established for the payment of such dividends or distributions, except that such dividends and distributions shall appropriately reflect expenses related directly or indirectly to the distribution of shares of a class of such portfolio and except in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure, or that dividends or distributions shall be payable on Shares which have been tendered by the holder thereof for redemption or repurchase, but the redemption or repurchase proceeds of which have not yet been paid to such Shareholder. Such dividends and distributions may be made in cash or Shares of that Portfolio or a combination thereof as determined by the Trustees, or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with subsection (h) of this Section 6.2.

            (d) Liquidation. In the event of the liquidation or dissolution of the Trust, the Shareholders of each Portfolio of which Shares are outstanding shall be entitled to receive, when and as declared by the Trustees, the excess of the Portfolio Assets over the liabilities of such Portfolio. The assets so distributable to the Shareholders of any particular Portfolio shall be distributed among such Shareholders and each Class of such Portfolio, according to their respective rights taking into account their respective net asset values and the proper allocation of expenses being borne solely by any Portfolio or and Class of Shares of a Portfolio. The liquidation of any particular Portfolio may be authorized by vote of a Majority of the Trustees, subject to the affirmative vote of "a majority of the outstanding voting securities" of that Portfolio, as the quoted phrase is defined in the 1940 Act, determined in accordance with clause (iii) of the definition of "Majority Shareholder Vote" in Section 1.4 hereof.

            Section 6.2(h) is proposed to be amended and restated as follows:

            (h) Net Asset Value. The net asset value per Share of any Portfolio at any time shall be the quotient obtained by dividing the value of the net assets of such Portfolio at such time (being the current value of the assets belonging to such Portfolio, less its then existing liabilities) by the total number of Shares of that Portfolio then outstanding, subject, in the case of any Class, to deduction of expenses related solely to that Class as contemplated in Section (d) of Section 6.1, all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time. The Trustees may determine to maintain the net asset value per Share of any Portfolio at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declaration of income attributable to that Portfolio as dividends payable in additional Shares of that Portfolio at the designated constant dollar amount and for the handling of any losses attributable to that Portfolio. Such procedures may provide that in the event of any loss each Shareholder shall be deemed to have contributed to the shares of beneficial interest account of that Portfolio his pro rata portion of the total number of Shares required to be cancelled in order to permit the net asset value per Share of that Portfolio to be maintained, after reflecting such loss, at the designated constant dollar amount. Each Shareholder of the Trust shall be deemed to have expressly agreed, by his investment in any Portfolio with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

            Section 6.2(j) is proposed to be amended and restated as follows:

            (j) Equality. All Shares of each particular Portfolio shall represent an equal proportionate interest in the assets belonging to that Portfolio (subject to the liabilities of that Portfolio), and each Share of any particular Portfolio shall be equal to each other Share thereof; but the provisions of this sentence shall not restrict any distinctions permissible under this Declaration of Trust including any distinctions contemplated by (i) subsection (f) of
      Section 6.1 or (ii) subsection (c) of this Section 6.2 that may exist with respect to dividends and distributions on Shares of the same Portfolio. The Trustees may from time to time divide or combine the

      Shares of any particular Portfolio into a greater or lesser number of Shares or Classes of Shares of that Portfolio without thereby changing the proportionate beneficial interest in the assets belonging to that Portfolio or in any way affecting the rights of the holders of Shares of any other Portfolio.

            Section 6.2(l) is proposed to be amended and restated to read as follows:

            (l) Conversion Rights. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that holders of Shares of any Portfolio or Class shall have the right to convert said Shares into Shares of one or more other Portfolios or Classes in accordance with such requirements and procedures as the Trustees may establish.

            Sections 7.1 and 7.2 are proposed to be amended and restated to read as follows:

            SECTION 7.1. Voting Powers. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Sections 4.1(c) and (e) hereof, (ii) with respect to the approval or termination in accordance with the 1940 Act of any contract with a Contracting Party as provided in Section 5.2 hereof as to which Shareholder approval is as required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Portfolio to the extent and as provided in Sections 9.1 and 9.2 hereof, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in
Section 9.3 hereof, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Portfolio, or the Shareholders of any of them (provided, however, that a Shareholder of a particular Portfolio or Class shall not in any event be entitled to maintain a derivative or class action on behalf of any other Portfolio or Class or the Shareholders thereof), and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any State, or as the Trustees may consider necessary or desirable. If and to the extent that the Trustees shall determine that such action is required by law, they shall cause each matter required or permitted to be voted upon at a meeting or by written consent of Shareholders to be submitted to a separate vote of the outstanding Shares of each Portfolio or Class entitled to vote thereon; provided, that (i) when expressly required by this Declaration or by the 1940 Act, actions of Shareholders shall be taken by Single Class Voting of all outstanding Shares of each Series whose holders are entitled to vote thereon; and (ii) when the Trustees determine that any matter to be submitted to a vote of Shareholders affects only the rights or interests of Shareholders of one or more but not all Portfolios or Classes, then only the Shareholders of the Portfolios or Classes so affected shall be entitled to vote thereon.

            SECTION 7.2.  Number of Votes and Manner of Voting; Proxies.
On each matter submitted to a vote of the Shareholders, each holder of Shares of any Series or Class, as relevant, shall be entitled to a number of votes equal to the number of Shares of such Series or Class standing in his name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two (2) or more Persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

                                                                  EXHIBIT B


            FORM OF PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1
                                     OF
                     WINTHROP ___________________ FUND
                               CLASS A SHARES


       The Winthrop ___________________ Fund (the "Fund") intends to engage in business as a separate series of Winthrop Focus Funds (the "Company"), which is an open-end management investment company registered as such under the Investment Company Act of 1940 (the "Act"). The Company intends to employ Donaldson, Lufkin & Jenrette Securities Corporation and/or others as the principal underwriter and distributor (the "Distributor") of the Class A shares of the Fund pursuant to a written distribution agreement and desires to adopt a plan of distribution pursuant to Rule 12b-1 under the Act to assist in the distribution of Class A shares of the Fund.

       The Board of Trustees (the "Board") of the Company having determined that a plan of distribution containing the terms set forth herein is reasonably likely to benefit the Fund and its shareholders, the Company hereby adopts a compensation-type plan of distribution for the Fund's Class A shares (the "Plan") pursuant to Rule 12b-1 under the Act on the following terms and conditions:

       1. The Company is hereby authorized to pay to the Distributor as compensation for its services, distribution payments (the "Payments") in connection with the distribution of Class A shares of the Fund an aggregate of .30 of 1% per year of the average daily net assets of Class A shares of the Fund consisting of (i) an asset based sales charge of .05 of 1% per year of the average daily net assets of the Class A shares of the Fund and
(ii) a service fee of .25 of 1% per year of the average daily net assets of the Class A shares of the Fund. Such Payments as shall be approved by the Board shall be accrued daily and paid monthly in arrears or shall be accrued and paid at such other intervals as the Board shall determine.

       2. Payments may be made by the Company under this Plan for the purpose of financing or assisting in the financing of any activity which is primarily intended to result in the sale of Class A shares of the Fund. The scope of the foregoing shall be interpreted by the Board from time to time including the selection of those activities for which payment can be made whose decision shall be conclusive. Without in any way limiting the discretion of the Board, the following activities are hereby declared to be primarily intended to result in the sale of Class A shares of the Fund: advertising the Fund either alone or together with other funds; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of Class A shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's investment adviser and its personnel) of any of them for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses (including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; third party consultancy or similar expenses relating to any activity for which Payment is authorized by the Board; and the financing of any activity for which Payment is authorized by the Board.

       3. Amounts paid to the Distributor by the Fund under the Class A Plan will not be used to pay the distribution expenses incurred with respect to any other class of shares of the Fund except that distribution expenses attributable to the Fund as a whole will be allocated to the Class A shares according to the ratio of the net assets of Class A shares to the total net assets of the Fund shares over the Fund's fiscal year or such other allocation method approved by the Trustees.

       4. The Company is hereby authorized and directed to enter into appropriate written agreements with the Distributor and each other person to whom the Company intends to make any Payment, and the Distributor is hereby authorized and directed to enter into appropriate written agreements with each person to whom the Distributor intends to make any payments in the nature of a Payment. The foregoing requirement is not intended to apply to any agreement or arrangement with respect to which the party to whom Payment is to be made does not have the purpose set forth in Section 2 above (such as the printer in the case of the printing of a prospectus or a newspaper in the case of an advertisement) unless the Board determines that such an agreement or arrangement should be treated as a "related" agreement for purposes of Rule 12b-1 under the Act.

       5. Each agreement required to be in writing by Section 4 must contain the provisions required by Rule 12b-1 under the Act and must be approved by a majority of the Board ("Board Approval") and by a majority of the trustees ("Disinterested Trustee Approval") who are not "interested persons" of the Company and have no direct or indirect financial interest in the operation of the Plan or any such agreement, by vote cast in person at a meeting called for the purposes of voting on such agreement.

       6. The officers, investment adviser or Distributor of the Fund, as appropriate, shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and the purposes for which such Payments were made.

       7. To the extent any activity is covered by Section 2 and is also an activity which the Company may pay for on behalf of the Fund without regard to the existence or terms and conditions of a plan of distribution under Rule 12b-1 of the Act (such as the printing of prospectuses for existing Fund shareholders), this Plan shall not be construed to prevent or restrict the Company from paying such amounts outside of this Plan and without limitation hereby and without such payments being included in calculation of Payments subject to the limitation set forth in Section 1.

       8. This Plan shall not take effect until it has been approved by a vote of at least a majority of the outstanding voting securities of the Class A shares of the Fund. This Plan may not be amended in any material respect without Board Approval and Disinterested Trustee Approval and may not be amended to increase the maximum level of Payments permitted hereunder without such approvals and further approval by a vote of at least a majority of the outstanding voting securities of the Class A shares of the Fund. This Plan may continue in effect for longer than one year after its approval by the shareholders of the Fund only as long as such continuance is specifically approved at least annually by Board Approval and by Disinterested Trustee Approval.

       9. While the Plan is in effect, the selection and nomination of the Trustees who are not "interested persons" of the Company will be committed to the discretion of such disinterested Trustees.

       10. This Plan may be terminated at any time by a vote of the Trustees who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the Plan or any agreement hereunder, cast in person at a meeting called for the purposes of voting on such termination, or by a vote of at least a majority of the outstanding voting securities of the Class A shares of the Fund.

       11. For purposes of this Plan the terms "interested person" and "related agreement" shall have the meanings ascribed to them in the Act and the rules adopted by the Securities and Exchange Commission thereunder and the term "vote of a majority of the outstanding voting securities" of the Class A shares of the Fund shall mean the vote, at the annual or a special meeting of the holders of Class A shares of the Fund duly called, of the lesser of (a) 67% or more of the voting securities of the Class A shares of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Class A shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Class A shares of the Fund.

                                   Front

                                   APPENDIX I

                                   PROXY

 Winthrop Focus Funds           This Proxy is solicited on Behalf of the
 (Name of Fund)                 Trustees.
 140 Broadway                   The undersigned hereby appoints Martin Jaffe and
 New York, New York 10005.      Charles Hughes, each with the power of
                                substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of beneficial interest of Winthrop Focus Funds (Name of Fund) held of record by the undersigned on [Record Date] at the Special Meeting of Shareholders to be held on [Date of Meeting], or any adjournment thereof.

1. ELECTION OF TRUSTEES
_ For all nominees listed below (except as marked to the contrary below)
_ WITHHOLD AUTHORITY to vote for all nominees listed below (Instruction:
  To withhold authority for any individual nominee strike a line through the nominee's name in the list below.)
Carl B. Menges, G. Moffet Cochran, James A. Engle, Robert L. Bast, John J. Halsey, Stig Host, Peter F. Krogh, Dennis G. Little, William H. Mathers, James L. McCabe, John J. Sheehan, William C. Simpson, Stephen K. West

2. To approve amendments to Winthrop's
   Declaration of Trust                           _ FOR   _ AGAINST   _ ABSTAIN

3. To approve conversion of existing shares
   of the Fund to Class A shares                  _ FOR   _ AGAINST   _ ABSTAIN

4. To approve Plans of Distribution with
   respect to Class A shares                      _ FOR   _ AGAINST   _ ABSTAIN

5. To ratify the selection by the Trustees
   of Ernst & Young LLP as independent accountants
   for the fiscal year ending October 31, 1996.   _ FOR   _ AGAINST   _ ABSTAIN

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

                                                                     (over)

                                    Back

(Continued from other side)

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.
If no direction is made, this Proxy will be voted for Proposals 1,2,3,4 and 5.
Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.


                        When signing as attorney, as executor,
                        administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                         Dated:_______________________________________,1995



                         __________________________________________________
                         Signature




                         __________________________________________________
                         Signature if held jointly



PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE TO WINTHROP FOCUS FUNDS, C/O FUND/PLAN SERVICES, INC., P.O. BOX 874 (#2 ELM STREET), CONSHOHOCKEN, PENNSYLVANIA 19428.



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